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                                                                    Exhibit 24.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 2, 2001 with respect to the consolidated financial statements of Business Bancorp included in its Annual Report (Form 10-
K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.




/s/ VAVRINEK, TRINE, DAY & CO., LLP
Rancho Cucamonga, California
September 5, 2001